Rule 497(e)
Registration Nos. 333-174332 and 811-22559

First Trust Exchange-Traded Fund IV

(the “Trust”)

FIRST TRUST SENIOR LOAN FUND

(the “Fund”)

SUPPLEMENT TO THE FUND’S PROSPECTUS

August 25, 2023

Notwithstanding anything to the contrary in the Fund’s prospectus, effective as of the date set forth above, the table entitled “Annual Fund Operating Expenses” set forth in the section entitled “Fees and Expenses of the Fund” set forth in the Fund’s prospectus is hereby deleted and replaced with the following:

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.86%

PLEASE KEEP THIS SUPPLEMENT WITH YOUR
PROSPECTUS FOR FUTURE REFERENCE